61702 5/00
Prospectus Supplement
dated May 8, 2000 to:
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PUTNAM EQUITY FUND 98
PUTNAM INVESTMENT FUND 98
to Prospectus dated October 30, 1999

Information about the portfolio managers of Putnam Equity Fund 98 contained in the table following the second paragraph under the heading "Who manages the funds?" is replaced with the following:

Manager                  Since  Experience
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Putnam Equity Fund 98

Roland W. Gillis         1997   1995 - Present        Putnam Management
Managing Director

Richard M. Frucci        1997   1984 - Present        Putnam Management
Senior Vice President

Craig S. Lewis           2000   1998 - Present        Putnam Management
Senior Vice President           Prior to Jan. 1998    Keystone Management, Inc.
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